                                                                   EXHIBIT 10.38



                            MODIFICATION AGREEMENT
                               TO SYNDICATE LOAN



                                      TO

                             BRE PROPERTIES, INC.



                                MADE BY VARIOUS
                            FINANCIAL INSTITUTIONS
                                     WITH
                            BANK OF AMERICA NT & SA
                                   AS AGENT

TABLE OF CONTENTS
--------------------
     PAGE
     ----
Agreement....................................................................................................  1
     1.        Recitals......................................................................................  1
               --------
     2.        Definitions...................................................................................  1
               -----------
     3.        Modification of Loan Documents................................................................  6
               ------------------------------
     4.        The Credit Facilities.........................................................................  8
               ---------------------
     5.        Appointment and Authorization of Agent........................................................ 11
               --------------------------------------
     6.        Loan Accounts................................................................................. 12
               -------------
     7.        Procedure for Borrowing....................................................................... 13
               -----------------------
     8.        Contract Rate Elections With Respect to Committed Loans....................................... 19
               -------------------------------------------------------
     9.        Fees.......................................................................................... 19
               ----
     10.       Payments by the Borrower...................................................................... 19
               ------------------------
     11.       Prepayments................................................................................... 21
               -----------
     12.       Usury......................................................................................... 22
               -----
     13.       Increased Costs and Reduction of Return....................................................... 22
               ---------------------------------------
     14.       Costs and Expenses............................................................................ 22
               ------------------
     15.       Indemnification by the Borrower............................................................... 23
               -------------------------------
     16.       Assignments, Participations, etc.............................................................. 23
               --------------------------------
     17.       Publicity..................................................................................... 28
               ---------
     18.       Conditions Precedent.......................................................................... 28
               --------------------
     19.       Conditions to All Borrowings.................................................................. 29
               ----------------------------
     20.       Authorization and Enforceability Representations.............................................. 29
               ------------------------------------------------
     21.       CONSENT TO JURISDICTION....................................................................... 29
               -----------------------
     22.       Incorporation................................................................................. 29
               -------------
     23.       No Impairment................................................................................. 29
               -------------
     24.       Integration................................................................................... 30
               -----------
     25.       Electronic Notices............................................................................ 30
               ------------------
     26.       Notices....................................................................................... 30
               -------
     27.       No Bankruptcy Proceedings Against Designated Bid Lenders...................................... 33
               --------------------------------------------------------
     28.       Certain Acknowledgments by Borrower........................................................... 33
               -----------------------------------
     29.       Miscellaneous................................................................................. 34
               -------------

                             MODIFICATION AGREEMENT
                               TO SYNDICATE LOAN


     This Modification Agreement ("Agreement") is made as of January 20, 1998, by BRE PROPERTIES, INC., a Maryland corporation (the "Borrower"); BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("BofA"); the several financial institutions from time to time party to this Agreement (collectively, the "Banks", and individually a "Bank"); and such entities as may from time to time hereafter become Designated Bid Lenders (as defined below) in accordance with the provisions hereof.


                              Factual Background
                              ------------------

     A. BofA has agreed to make a loan (the "Loan") to the Borrower in accordance with an Unsecured Line of Credit Loan Agreement dated November 17, 1997 (the "Loan Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Loan Agreement or in the Note, as applicable. The Loan is currently evidenced by a Promissory Note dated as of November 17, 1997 in the stated principal amount of $265,000,000.

     B. In connection with the acquisition, by the Banks other than BofA, of their respective interests in the Loan, the Borrower, BofA and the Banks now desire to amend the Loan Documents. Each Bank, including BofA, will have a direct lender relationship with Borrower in accordance with the Loan Documents, as hereby amended. Banks wish to designate BofA as their Agent in this syndicated Loan. Because BofA is both an individual Bank in the syndicate as well as Agent for all Banks in the syndicate, the parties wish to modify certain defined terms in the Loan Documents.


                                   Agreement
                                   ---------

     Therefore, the Borrower and Banks agree as follows:

     1.   Recitals.  The recitals set forth above in the Factual Background are
          --------
correct.

     2.   Definitions.  As used herein, the following words have the meanings
          -----------
indicated.

          "Absolute Rate" means, in connection with any Absolute Rate Auction,
           -------------
     the rate of interest per annum (expressed in multiples of 1/1000th of one basis point) offered for any Bid Loan to be made pursuant thereto.

          "Absolute Rate Auction" means a solicitation of Competitive Bids
           ---------------------
     setting forth Absolute Rates pursuant to Section 7(b).

          "Absolute Rate Bid Loan" means a Bid Loan that bears interest at an
           ----------------------
     Absolute Rate.

          "Advance" means any advance of proceeds, whether of a Committed Loan
           -------
     or a Bid Loan, made pursuant to the terms of the Loan Documents.

          "Affiliate" means, as to any Person, any other Person, which, directly
           ---------
     or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, membership interests, by contract or otherwise.

          "Agent" means BofA in its capacity as agent for the Banks hereunder,
           -----
     and any successor agent.

          "Agent-Related Persons" means BofA and any successor agent hereunder,
           ---------------------
     together with their respective Affiliates and the officers, directors, employees and agents of such Persons.

          "Agent's Payment Office" means the address for payments set forth
           ----------------------
     herein for the Agent, or such other address as the Agent may specify.

          "Bank" has the meaning specified in the introductory sentence of this
           ----
     Agreement; BofA in its capacity as a lender hereunder is one of the Banks.

          "Bid Loan" means an Advance by a Bank or its Designated Bid Lender
           --------
     pursuant to the Bid Loan Facility, and may be either an Absolute Rate Bid Loan or a LIBOR Bid Loan.

          "Bid Loan Facility" means the credit facility for the requesting and
           -----------------
     making of Bid Loans described in Section 7(b).

          "Bid Loan Rate Period" means (i) with respect to a LIBOR Bid Loan, the
           --------------------
     period, commencing on the date of such LIBOR Bid Loan and ending on a date (determined by the Agent in accordance with the practices of the London U.S. dollar inter-bank market) that is one, two, three or six months later, but not extending beyond the Maturity Date; and (ii) with respect to an Absolute Rate Bid Loan, commencing on the date of such Absolute Rate Bid Loan and ending on a Banking Day that is at least 14, but no more than 180 days, later (but not extending beyond the Maturity Date), as specified by the Borrower in the relevant Competitive Bid Request.

          "Bid Loan Facility Limit" means, at any time, an amount equal to fifty
           -----------------------
     percent (50%) of the Maximum Loan Amount.

          "BofA" means Bank of America National Trust and Savings Association, a
           ----
     national banking association.

          "Borrowing"  means a borrowing hereunder consisting of Advances of the
           ---------
     same type (i.e., Committed Loans, Absolute Rate Bid Loans, or LIBOR Bid
                ----
     Loans) made to the Borrower on the same day and (except in the case of Committed Loans accruing interest at the Reference-based Rate) having the same Rate Period or Bid Loan Rate Period, as the case may be.

          "Commerzbank" means Commerzbank Aktiengesellschaft, Los Angeles
           -----------
     Branch.

          "Capital Adequacy Regulation" means any guideline or directive of any
           ---------------------------
     central bank or other Governmental Authority, or any other law, rule or regulation regarding capital adequacy of a Bank or of any corporation controlling a Bank.

          "Committed Loan" means an Advance made by the Banks pursuant to the
           --------------
     Line of Credit described in Section 1.1 of the Loan Agreement.

          "Committed Loan Availability" means, at any time, the Maximum Loan
           ---------------------------
     Amount less the aggregate principal amount of all Bid Loans then outstanding.

          "Commitment" means the amount of the Line of Credit for which each
           ----------
     Bank is obligated.

          "Competitive Bid" means an offer by a Bank to make a Bid Loan in
           ---------------
     response to a Competitive Bid Request.

          "Competitive Bid Request" means a notice, in substantially the form of
           -----------------------
     Exhibit C, requesting that the Banks submit bids for a Bid Loan.

          "Designated Bid Lender" means a special purpose corporation, organized
           ---------------------
     under the laws of the United States or any subdivision thereof, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that (i) shall have become a party to this Agreement and the Co-Lender Agreement pursuant to Section 16(e), and (ii) is not otherwise a Bank. References herein to a Bank's Designated Bid Lender or a Designating Bank's Designated Bid Lender mean the Designated Bid Lender party to a Designation Agreement with such Bank or Designating Bank.

          "Designating Bank" means a Bank that has entered into a Designation
           ----------------
     Agreement with a Designated Bid Lender pursuant to Section 16(e).

          "Designation Agreement" means a designation agreement, in
           ---------------------
     substantially the form of Exhibit E, entered into by a Bank and a Designated Bid Lender and accepted by the Borrower and the Agent.

          "Dresdner" means Dresdner Bank AG.
           --------

          "Effective Date" means the date on which this Agreement has been
           --------------
     executed and delivered by each of the parties hereto and the conditions precedent to effectiveness set forth in Section 18 have been satisfied.

          "Eligible Assignee" means (i) a commercial bank or investment bank
           -----------------
     organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (ii) a Person that is primarily engaged in the business of commercial banking and is an Affiliate of a Bank; and (iii) any other Person approved by Majority Banks and the Agent.

          "Federal Funds Rate" means, for any day, the rate published by the
           ------------------
     Federal Reserve Bank of New York for the preceding Banking Day as "Federal Funds (Effective)"; (or, if not published, the arithmetic mean of the rates for overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day quoted by three brokers of Federal Funds in New York City as determined by the Agent).

          "IBJ" means The Industrial Bank of Japan, Limited.
           ---

          "Indemnified Liabilities" has the meaning given in Section 15 entitled
           -----------------------
     "Indemnification by the Borrower".

          "Indemnified Person" has the meaning given in Section 15 entitled
           ------------------
     "Indemnification by the Borrower".

          "GAAP" means generally accepted accounting principles set forth in the
           ----
     opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

          "Governmental Authority" means any government, state or other
           ----------------------
     political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any entity owned or controlled through capital ownership or otherwise by any of the foregoing.

          "Keybank" means Keybank National Association.
           -------

          "Lending Office" means, as to any Bank or Designated Bid Lender, the
           --------------
     office specified as its Lending Office on Schedule I or as such Person may designate to the Borrower and the Agent.

          "LIBOR Auction" means a solicitation of Competitive Bids setting forth
           -------------
     LIBOR Bid Margins pursuant to Section 7(b).

          "LIBOR Bid Loan" means a Bid Loan that bears interest at the relevant
           --------------
     LIBOR Bid Margin above (or below, as the case may be) the LIBOR Rate (determined as described in the definition of "LIBOR Bid Margin").

          "LIBOR Bid Margin" means, in connection with any LIBOR Auction, a
           ----------------
     margin (expressed in multiples of 1/1000th of one basis point) above or below the LIBOR Rate (determined, with respect to any LIBOR Bid Loan, in the same manner as the LIBOR Rate is determined under the Note, except based on the principal amount and Bid Loan Rate Period of the relevant LIBOR Bid Loan) offered for any Bid Loan to be made pursuant thereto.

          "Liquidity Provider" means, for any Designated Bid Lender and at any
           ------------------
     time, on a collective basis, the financial institutions that at such date are providing liquidity or credit support facilities to or for the account of such Designated Bid Lender to fund such Designated Bid Lender's obligations hereunder or to support the securities, if any, issued by such Designated Bid Lender to fund such obligations.

          "Loan Documents" means the Loan Agreement, the Note and any other
           --------------
     documents designated as "Loan Documents" in the Loan Agreement. This Agreement is a Loan Document.

          "Majority Banks" means, at any time, a Bank or Banks then having in
           --------------
     excess of 66 2/3% of the Commitments (or, if the Commitments have been terminated pursuant to the Loan Documents, holding in excess of 66 2/3% of the then aggregate unpaid principal amount of the Advances, determined as if each Designating Bank held (in addition to outstanding Committed Loans and Bid Loans made for its own account) all outstanding Bid Loans made by its Designated Bid Lender).

          "Manufacturers" means Manufacturers Bank.
           -------------

          "NationsBank" means NationsBank of Texas, N.A.
           -----------

          "Note" means the Promissory Note executed by the Borrower in favor of
           ----
     the Agent pursuant to the Loan Agreement referred to above.

          "Obligations" means all advances, debts, liabilities, obligations and
           -----------
     covenants arising under any Loan Document owing by the Borrower to any Bank or Designated Bid Lender, the Agent or any Indemnified Person, whether absolute or contingent, due or to become due, now existing or hereafter arising.

          "Person" means any natural person, employee, corporation, limited
           ------
     partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other non-governmental entity, or any Governmental Authority.

          "Pro Rata Share" means, as to any Bank at any time, the percentage
           --------------
     equivalent (expressed as a decimal rounded to the twelfth decimal place) at such time of such Bank's share of the Maximum Loan Amount.

          "Sumitomo" means The Sumitomo Bank of California.
           --------

          "Subsidiary" of a Person means any other Person of which 50% or more
           ----------
     of the voting stock, membership interests or other equity interests is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof.

     3.   Modification of Loan Documents.  The Loan Documents are hereby amended
          ------------------------------
as follows, subject to the terms and conditions hereof:

          (a)  The Note is modified so that:

               (i) "Bank" means the Agent acting as agent for the Banks, except that each reference to "Bank" in Sections 6, 7 and 18 of the Note and in Paragraph 5 of Exhibit B to the Note is modified to mean "Banks and Designated Bid Lenders", or "each Bank or Designated Bid Lender", as the context requires;

             (ii) "Banking Day" means, with respect to any LIBOR Bid Loan, the same as "Banking Day" with respect to the LIBOR Alternative;

             (iii) "Rate Period" means, in any context relating to a Bid Loan, the applicable Bid Loan Rate Period; and

     The Note shall evidence all Advances, and, except to the extent inconsistent with the express provisions of this Agreement, the terms of the Note (including, without limitation, the provisions relating to the Default Rate) shall apply to Bid Loans in addition to Committed Loans.

          (b) The Loan Agreement is modified so that "Bank" means the Agent acting as agent for the Banks, except that (i) in Sections 1.4(d) and 6.4(h), the reference to "Bank" is modified to mean "BofA", (ii) each reference to "Bank" in Section 5 (all subsections) and Section 9.8 of the Loan Agreement is modified to mean "Banks" or "each Bank", as the context requires, (iii) the reference to "Bank" in Section 9.9 of the Loan Agreement is modified to mean "Banks and Designated Bid Lenders", and (iv) in the definition of "Applicable Capitalization Rate", the reference to "Bank" is modified to mean "Majority Banks".

          (c) The definition of "Guaranty" set forth in the Loan Agreement is amended and restated to read in its entirety as follows:

          "Guaranty" means a guaranty of the Borrower's obligations under the
           --------
Loan Documents, executed by one or more Material Borrower Entities or other Borrower Entities, in substantially the form of Exhibit B.

          (d) "Bank", as used in any Guaranty, whenever executed and delivered, means (or shall mean, as the case may be) the Agent acting as agent for the Banks, except that (i) in Section 3 of each Guaranty, each reference to "Bank" means (or shall mean) "Agent or the Banks", (ii) in Sections 4, 5, 8, 9 and 14(c) of each Guaranty, each reference to "Bank" means (or shall mean) "Agent or any Bank", and (iii) in Section 19, each reference to "Bank", except for the second incidence of "Bank" in the first sentence, means (or shall mean) "Agent and each Bank". Each Guarantor reconfirming its Guaranty as required herein, and each Guarantor executing and delivering a Guaranty after the date hereof, by its execution and delivery of such reconfirmation or Guaranty, as the case may be, agrees to the foregoing modifications to such Guaranty, and a statement to that effect shall be added to the form of Guaranty for use after the date hereof.

     4.   The Credit Facilities.
          ---------------------

          (a)  Line of Credit.
               --------------

               (i) Subject to the terms and conditions hereof, each Bank severally agrees to fund its Pro Rata Share of each Committed Loan under the Line of Credit from time to time during the Availability Period; provided, however, that at no time shall the aggregate principal amount of
     --------  -------
     all Committed Loans then outstanding exceed the Committed Loan Availability. The proceeds of each such Advance shall be delivered to the Borrower in accordance with the provisions of the Loan Documents.

            (ii) Each Bank becoming party hereto as of the Effective Date shall acquire its Pro Rata Share of the Loan on the Effective Date pursuant to an assignment and assumption agreement similar in form to the Assignment and Assumption, and shall pay to the Agent, for the account of BofA, its Pro Rata Share of the outstanding principal of the Loan as of the Effective Date. The Borrower and each Bank acknowledge that, as of the Effective Date, the Loan, the principal amount outstanding thereunder, and each Bank's Pro Rata Share and Commitment (by dollar amount) are:

          (A)  The Loan:                                   $265,000,000

          (B)  Total Current Outstanding Principal
               (as of the date of this
               Agreement):                                 $157,000,000

          (C)  Each Bank's Pro Rata Share of the Loan:

               BofA:                                   18.867924528302%
               Commerzbank:                            18.867924528302%
               IBJ:                                    13.207547169811%
               NationsBank:                            13.207547169811%
               Keybank:                                13.207547169811%
               Dresdner:                               13.207547169811%
               Manufacturers:                           3.773584905661%
               Sumitomo:                                5.660377358491%
                                                      -----------------
                                              100.000000000000%

          (D)  Each Bank's Commitment:

               BofA:                                        $50,000,000
               Commerzbank:                                 $50,000,000
               IBJ:                                         $35,000,000
               NationsBank:                                 $35,000,000
               Keybank:                                     $35,000,000
               Dresdner:                                    $35,000,000
               Manufacturers:                               $10,000,000
               Sumitomo:                                    $15,000,000
                                                           ------------
                                                           $265,000,000

          (b)  Bid Loan Facility.
               -----------------

               (i) In addition to its agreement to make Committed Loans under the Line of Credit, each Bank severally agrees that, subject to the conditions that at the time of the Borrower's submission of the relevant Competitive Bid Request (X) the Borrower's Rating (as determined for purposes of the definition of "Applicable Margin") is at least BBB/Baa2 or the equivalent, and (Y) no Event of Default or event that, with the giving of notice or the lapse of time, or both, has occurred and is continuing, the Borrower may, in accordance with this Section 4(b) and the other relevant provisions of the Loan Documents, from time to time request that the Banks, during the Availability Period, submit offers to make Bid Loans to the Borrower; provided, however, that the Banks may, but shall not be
                      --------  -------
     obligated to, submit such offers, and the Borrower may, but shall not be obligated to, accept any such offers; and provided further that (A) at no
                                               -------- -------
     time shall the aggregate principal amount of all Advances (whether Committed Loans or Bid Loans) at any time outstanding exceed the Maximum Loan Amount; (B) at no time shall the aggregate principal amount of all Bid Loans exceed the Bid Loan Facility Limit; and (C) at no time may the number of Bid Loan Rate Periods then outstanding plus the number of Rate Periods for Committed Loans then outstanding exceed eight. The obligation of a Bank to fund its Pro Rata Share of Committed Loans shall be unaffected by its (or its Designated Bid Lender's) making of any Bid Loans, notwithstanding that the sum of such Bank's Pro Rata Share of the aggregate principal amount of the outstanding Committed Loans, plus the aggregate amount of such Bank's (and its Designated Bid Lender's) outstanding Bid Loans, may exceed such Bank's Commitment.

             (ii) On the last day of each Bid Loan Rate Period, the Borrower shall pay to the Agent, for the respective accounts of the Banks and Designated Bid Lenders making Bid Loans ending thereon, the full amount of the principal of, and accrued and unpaid interest on, each Bid Loan ending thereon. The Borrower's failure to pay such amount in full on such date shall constitute an Event of Default without notice or right to cure.

          (c)  Certain General Provisions.
               --------------------------

               (i) Each Bank acquiring an interest in the Committed Loans shall become vested with its Pro Rata Share of Committed Loans upon execution and delivery of the required documents and upon payment of its Pro Rata Share of the principal balance of the outstanding Committed Loans and any other fees, costs or expenses due hereunder or pursuant to another agreement. Upon such payment, the respective interests of each Bank in the Loan Documents and the other rights and claims with respect to the Line of Credit shall be of equal priority with one another, except as otherwise expressly provided.

             (ii)  A complete set of Loan Documents shall be held by the Agent.

            (iii) No Bank other than a Bank that is also the Agent, and no Designated Bid Lender, shall have any interest in any (A) property taken as security for any other loan or financial accommodation made or furnished to the Borrower by the Agent (in which such Bank or Designated Bid Lender has not acquired an interest); (B) property now or hereafter in the Agent's possession or under the Agent's control other than by reason of the Loan Documents; or (C) deposits which may be or might become security for the Borrower's Obligations by reason of the general description contained in any instrument not a Loan Document held by the Agent or by reason of any right of setoff, counterclaim, banker's lien or otherwise. If, however, such property shall actually be applied to the payment of amounts owing by the Borrower in connection with the Advances, then each Bank and Designated Bid Lender shall be entitled to a pro rata share, if any, of such application to amounts due in connection with the Advances, based on the ratio of the outstanding principal amount of all Advances made by such Bank (whether under the Line of Credit or the Bid Loan Facility) or Designated Bid Lender to the outstanding principal amount of all Advances.

            (iv) All the parties agree that, except as may be otherwise expressly provided, all of the interest rates for the Advances are those of and are calculated in accordance with the requirements and any applicable assessments of the Agent, regardless of which Bank or Designated Bid Lender is making an Advance or receiving a payment thereon.

             (v) If, at any time or for any reason whatsoever, (A) the aggregate principal amount of all outstanding Committed Loans shall exceed the Committed Loan Availability, or (B) the aggregate amount of all outstanding Bid Loans shall exceed the Bid Loan Facility Limit, or (C) the aggregate amount of all outstanding Advances (whether Committed Loans or Bid Loans) shall exceed the Maximum Loan Amount, then the Borrower shall immediately pay to the Banks (for their own account and for the accounts of their respective Designated Bid Lenders, as applicable), the amount of such excess, to be applied to repayment of the affected Advances in such order as the Agent may determine, in its sole discretion.

     5.   Appointment and Authorization of Agent.
          --------------------------------------

          (a) Each Bank hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto and as further provided in the Co-Lender Agreement described below.

          (b) Subject to the limitations set forth in the Loan Documents and Co-Lender Agreement, Agent's powers include but are not limited to the power: (i) to administer, manage and service the Line of Credit and the Bid Loan Facility;
(ii) to enforce the Loan Documents; (iii) to make all decisions under the Loan Documents in connection with the day-to-day administration of the Line of Credit and Bid Loan Facility, any inspections authorized by the Loan Documents, and other routine administration and servicing matters; (iv) to collect and receive from the Borrower or any third persons all payments of amounts due under the terms of the Loan Documents and to distribute the amounts thereof to the Banks, for their own account and for the respective accounts of their Designated Bid Lenders; (v) to collect and distribute or disburse all other amounts due under the Loan Documents; (vi) to grant or withhold consents, approvals or waivers, and make any other determinations in connection with the Loan Documents; and
(vii) to exercise all such powers as are incidental to any of the foregoing matters. The Agent shall furnish to Banks, for their own use and for transmittal to their Designated Bid Lenders, copies of material documents, including confidential ones, received from the Borrower regarding the Line of Credit or the Bid Loan Facility, the Loan Documents and the transactions contemplated thereby. The Agent shall have no responsibility with respect to the authenticity, validity, accuracy or completeness of the information provided.

          (c) Notwithstanding any provision to the contrary contained in any Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth in the Loan Documents or the Co-Lender Agreement, nor shall the Agent have any fiduciary relationship with any Bank or Designated Bid Lender, and no implied covenants, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document against the Agent.

          (d) The Borrower acknowledges that the Banks (and each Designated Bid Lender at any time party to a Designation Agreement) have executed a Co-Lender Agreement (as amended from time to time, the "Co-Lender Agreement") to supplement the Loan Documents with respect to the relationship of the Banks, the Designated Bid Lenders and the Agent among themselves in connection with the credit facilities provided under the Loan Documents. The Co-Lender Agreement is not a Loan Document.

          (e) The Agent may, and at the request of the Majority Banks shall, resign as Agent upon 30 days' notice to the Banks. If the Agent resigns under this Agreement, the Majority Banks shall appoint from among the Banks a successor agent. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Banks, a successor agent from among the Banks. Upon the acceptance of appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent, and the retiring Agent's appointment, powers and duties as Agent shall terminate. After any retiring the Agent's resignation hereunder as Agent, the provisions regarding payment of costs and expenses and indemnification of the Agent shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement. If no successor agent has accepted appointment as the Agent by the date which is 30 days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective, and the Banks shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Banks appoint a successor agent.

     6.   Loan Accounts.  The Advances made by each Bank or Designated Bid
          -------------
Lender shall be evidenced by one or more loan accounts or records maintained by such Bank, Designated Bid Lender (and its Designating Bank) or the Agent, as the case may be, in the ordinary course of business. The loan accounts or records maintained by the Agent and each Bank or Designated Bid Lender (and its Designating Bank) shall be conclusive absent manifest error of the amount of the Advances made by the Banks or Designated Bid Lenders to the Borrower and the interest and payments thereon. Any failure so to record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to Advances made under the Loan Documents.

     7.   Procedure for Borrowing.
          -----------------------

          (a)  Committed Loans.
               ---------------

               (i) Each Borrowing under the Line of Credit shall be made upon the Borrower's irrevocable written notice delivered to the Agent in accordance with the Loan Agreement.

             (ii) The Agent will promptly notify each Bank of (A) any election of a LIBOR Alternative Rate by the Borrower pursuant to the provisions of Exhibit A to the Note and of the amount of such Bank's Pro Rata Share of the principal of the Loan with respect to which such election has been made, and (B) any Notice of Borrowing and of the amount of such Bank's Pro Rata Share of that Borrowing. With respect to a Notice of Borrowing, the Banks, acting through the Agent, shall disburse the requested Advance as provided in the Loan Agreement.

          (b)  Bid Loans.
               ---------

               (i) When the Borrower desires to effect a Borrowing (or Borrowings) consisting of one or more Bid Loans, but not more often than twice in any calendar month, the Borrower shall notify the Agent by telephone, followed promptly by facsimile of a Competitive Bid Request in the form of Exhibit C (to be received no later than 10:00 a.m., San Francisco time, (x) in the case of a LIBOR Auction, four Banking Days prior to the date of the proposed Borrowing(s), or (y) in the case of an Absolute Rate Auction, two Banking Days prior to the date of the proposed Borrowing(s)), specifying (among the other information required by Exhibit
     C):

               (A) the date of such Borrowing(s), which shall be a Banking Day;

               (B) the aggregate amount of such Borrowing(s), which shall be in an amount (subject to the limitations set forth in other provisions of the Loan Documents) equal to $10,000,000 or an integral multiple of $1,000,000 in excess thereof;

               (C) whether the requested Borrowing(s) is/are to be made as either

     (1) one or more LIBOR Bid Loans or (2) one or more Absolute Rate Bid Loans; and

               (D) the duration of the requested Bid Loan Rate Period (subject to the limitations that the Borrower may request no more than three Bid Loan Rate Periods in any single Competitive Bid Request and that each Bid Loan Rate Period must relate to at least $5,000,000 in principal) and, if more than one Bid Loan Rate Period is requested, the requested principal amount of the related Borrowing.

     The Borrower's right to request Competitive Bids for LIBOR Bid Loans, and each Bank's or Designated Bid Lender's obligation to fund any LIBOR Bid Loan pursuant to any Competitive Bid accepted by the Borrower, shall be subject in all respects to the provisions of Section 2.2(d) of Exhibit A to the Note, applied as if each reference therein to the "LIBOR Alternative" referred as well to LIBOR Bid Loans.

             (ii) Upon receipt of a Competitive Bid Request, the Agent shall promptly send a copy thereof to each of the Banks by facsimile, attaching thereto notice of the date and time by which responses must be received in order to be considered by the Borrower. The Competitive Bid Request shall not constitute an offer by the Borrower, but merely an invitation to the Banks to submit Competitive Bids with respect to the requested Borrowing(s).

            (iii) (A) Each Bank may, in its discretion, submit a Competitive Bid containing an offer or offers to make Bid Loans in response to any Competitive Bid Request. Each Competitive Bid must comply with the provisions of this Section 7(b)(iii) and must be submitted to the Agent (or, in the case of a Competitive Bid being submitted by the Agent in its capacity as a Bank, to the Borrower), by facsimile, no later than 6:30 a.m. (or, in the case of a Competitive Bid by the Agent, 6:15 a.m.), San Francisco time, (1) in the case of a LIBOR Auction, three Banking Days prior to the date of the proposed Borrowing(s), or (2) in the case of an Absolute Rate Auction, on the date of the proposed Borrowing(s). Each Competitive Bid so submitted (subject only to the provisions of Section 2.2(d) of Exhibit A to the Note, as described above, and to the satisfaction of all conditions precedent to the requested Advance) shall be irrevocable, unless the Borrower otherwise agrees in writing.

               (B) Each Competitive Bid shall be in substantially the form of Exhibit D hereto, shall identify the submitting Bank and the date of the proposed Borrowing(s) specified in the Competitive Bid Request to which the submitting Bank is responding and shall specify:

                   (1) the principal amount of each Bid Loan for which the Competitive Bid is being made (which shall not be limited by the submitting Bank's Commitment, but which shall be in an amount, no greater than the amount of the requested Borrowing, equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof); and

                   (2) (a) in the case of a LIBOR Auction, the LIBOR Bid Margin offered by the submitting Bank, or (b) in the case of an Absolute Rate Auction, the Absolute Rate offered by the submitting Bank.

     A Competitive Bid may include up to three separate offers by the submitting Bank with respect to each Bid Loan Rate Period specified in the Competitive Bid Request to which it responds. Any Competitive Bid that (X) does not include all the information required by this Section

     7(b)(iii)(B), (Y) contains language that qualifies or conditions the submitting Bank's offer to make the Bid Loan(s) described therein or proposes terms other than (or in addition to) the terms proposed in the relevant Competitive Bid Request other than to set an aggregate limit on the principal amount of Bid Loans for which offers being made by the submitting Bank may be accepted, or (Z) is received by the Agent (or the Borrower, as applicable) after the time set forth in Section 7(b)(ii)(A) (unless amended to bring it into compliance prior to the time set forth in Section 7(b)(ii)(A)), shall be disregarded.

               (iv) Promptly upon receipt, but not later than 7:00 a.m. on the date by which Competitive Bids are required to have been submitted with respect to a Competitive Bid Request, the Agent shall notify the Borrower of (A) the terms of each Competitive Bid (other than one that is to be disregarded as described above) received in response to the Competitive Bid Request, and (B) (1) the aggregate principal amount of Bid Loans for which Competitive Bids have been received for each Rate Period requested in the Competitive Bid Request, and (2) the respective principal amounts and LIBOR Bid Margins or Absolute Rates, as the case may be, so offered.

               (v) No later than 7:30 a.m. on the date by which Competitive Bids are required to have been submitted with respect to a Competitive Bid Request, the Borrower shall notify the Agent of its acceptance or rejection of the offers notified to it as provided in Section 7(b)(iv). The Borrower shall have no obligation to accept any such offer, and may choose to reject all of them. If the Borrower has failed to timely notify the Agent of its acceptance or rejection of any one or more offers by the time specified in the preceding sentence, the Borrower shall be deemed to have rejected such offer(s). The Borrower may accept any Competitive Bid (other than one that is to be disregarded as provided above) in whole or in part, provided that:
                                                                  -------- ----

                   (A) the aggregate principal amount of the Competitive Bids so accepted may not exceed the aggregate amount of the Borrowing(s) requested in the relevant Competitive Bid Request;

                   (B) (1) subject to the provisions set forth below with respect to multiple offers at the same LIBOR Bid Margin or Absolute Rate, the principal amount of each accepted Competitive Bid must be in an amount equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof, and (2) Competitive Bids must be accepted with respect to an aggregate principal amount of at least $10,000,000; and

                   (C) with respect to each Bid Loan Rate Period for which Competitive Bids were requested, the Borrower may accept offers solely on the basis of ascending LIBOR Bid Margins or Absolute Rates, as the case may be (provided that the Borrower may, to the extent necessary to comply with the preceding paragraph (B) or to accept offers in an aggregate principal amount equal to the aggregate amount of the Borrowing(s) requested in the relevant Competitive Bid Request, accept only part of an offer at a particular LIBOR Bid Margin or Absolute Rate and accept all or part of one or more offers at a higher LIBOR Bid Margin or Absolute Rate).

     If the Borrower chooses to accept one or more offers, the Borrower's notice to the Agent shall specify the aggregate principal amount of offers with respect to each requested Bid Loan Rate Period that it chooses to accept. If two or more Banks offer the same LIBOR Bid Margin or Absolute Rate for an aggregate principal amount greater than the amount for which such offers were requested with respect to any requested Bid Loan Rate Period, then, notwithstanding that in all other cases no Bid Loan may be made in an amount less than $5,000,000, the Agent shall allocate the principal amount of the affected Bid Loan among such Banks as nearly as possible (in such multiples, not less than $1,000,000, as the Agent may deem appropriate) in proportion to the aggregate principal amounts to which their respective offers related. The Agent's allocation, in the absence of manifest error, shall be conclusive.

               (vi) The Agent shall promptly notify each Bank having submitted a Competitive Bid whether its offer has been accepted and, if its offer has been accepted, of the amount of the Bid Loan(s) to be made by it (or its Designated Bid Lender) on the date of the relevant Borrowing(s). Each Bid Loan shall bear interest, from and including the date it is made to but excluding the last day of the Bid Loan Rate Period applicable thereto, at a rate per annum equal to (A) in the case of an Absolute Rate Bid Loan, the Absolute Rate specified by the Bank making (or whose Designated Bid Lender makes) such Absolute Rate Bid Loan in its accepted Competitive Bid, and (B) in the case of a LIBOR Bid Loan, the sum of (1) the LIBOR Bid Margin specified by the Bank making (or whose Designated Bid Lender makes) such LIBOR Bid Loan in its accepted Competitive Bid, plus (2) the LIBOR Rate (determined in the same manner as the LIBOR Rate is determined under the Note, except based on the principal amount and Bid Loan Rate Period of such LIBOR Bid Loan).

               (vii) Upon the request of any Bank, the Agent shall notify such Bank, following a Borrowing of one or more Bid Loans, of the ranges of bids submitted and the highest and lowest bids accepted for each Bid Loan Rate Period requested by the Borrower and of the aggregate amount of the Bid Loans made pursuant to such Borrowing. From time to time, the Borrower and the Banks (for themselves and for their respective Designated Bid Lenders) shall furnish such information to the Agent as the Agent may reasonably request relating to the Bid Loans, including the amounts, interest rates, dates of Borrowing and last days of the applicable Bid Loan Rate Periods, for the purpose of enabling the Agent to allocate amounts received from the Borrower to payment of amounts due and owing under the Loan Documents.

               (viii) All notices or other communications required or desired to be delivered by the Borrower pursuant to this Section 7(b) shall be given by an individual authorized to do so pursuant to Section 3.9 of Exhibit A to the Note in a writing delivered to the Agent by the Borrower pursuant thereto.

               (ix) Any Bid Loan that would otherwise be made by a Bank that is a Designating Bank may from time to time be made by its Designated Bid Lender, in such Designated Bid Lender's sole discretion. Nothing herein shall constitute a commitment to make Bid Loans by such Designated Bid Lender; provided, however, if such Designating Bank's Designated Bid Lender
             --------  -------
     elects not to, or fails to, make any such Bid Loan, for any reason whatsoever, such Designating Bank shall make such Bid Loan pursuant to the terms hereof, it being the obligation of each Designating Bank to make each Bid Loan with respect to a Competitive Bid submitted by such Designating Bank and accepted by Borrower, in whole or in part, pursuant hereto, except to the extent that such Bid Loan is in fact funded by its Designated Bid Lender.

               (c)  Certain General Provisions.
                    --------------------------

                    (i) (A) Each Bank shall make the aggregate amount of its Pro Rata Share of each Committed Loan,

                        (B) each Bank having a Competitive Bid accepted will make the aggregate amount of the Bid Loan(s) with respect to which its Competitive Bid was accepted, and

                        (C) each Designated Bid Lender electing to fund one or more Bid Loans that would otherwise have been made by its Designating Bank with respect to an accepted Competitive Bid (or, if such Designated Bid Lender fails to do so, its Designating Bank) will make the aggregate amount of such Bid Loan(s), available to the Agent for the account of the Borrower at the Agent's Payment Office by 11:00 a.m. (San Francisco time) on the date of the relevant Borrowing and in funds immediately available to the Agent. The proceeds of all such Advances will then be made available to the Borrower by the Agent by wire transfer in accordance with written instructions provided to the Agent by the Borrower. If any Bid Loan is funded by a Designated Bid Lender, its Designating Bank shall provide the Agent with notice to that effect on the date of such Borrowing.

               (ii) Unless the Agent receives notice from any Bank at least one Banking Day prior to the date of a Borrowing that such Bank (or such Bank's Designated Bid Lender, in the case of a Bid Loan) will not make available to the Agent when required (A) its Pro Rata Share of the Committed Loan to be made thereon, or (B) the amount of the Bid Loans to be made by such Bank (or its Designated Bid Lender) thereon, as the case may be, the Agent may assume that such Bank (or, if applicable, its Designated Bid Lender) has made such amount available to the Agent in immediately available funds on the date of such Borrowing.

               (iii) The failure of any Bank or Designated Bid Lender to make available to the Agent any amount it is required to make so available in respect of any Borrowing shall not relieve any other Bank or Designated Bid Lender of any obligation hereunder to make an Advance on the date of such Borrowing, but, except to the extent expressly provided (A) in Section 7(b)(ix) with respect to the obligation of any Designating Bank to fund Bid Loans that are not funded by its Designated Bid Lender or (B) in Section 16(e)(ii), no Bank or Designated Bid Lender shall be responsible for the failure of any other Bank or Designated Bid Lender to make any amount so available.

     8.   Contract Rate Elections With Respect to Committed Loans.
          -------------------------------------------------------

          (a) The Borrower may elect interest rates applicable to the Committed Loans in accordance with the requirements, terms and conditions set forth in the Note upon irrevocable written notice to the Agent to be received by the Agent on the appropriate day not later than 9:30 a.m. (San Francisco time).

          (b) The Agent will promptly notify each Bank of receipt of an election of the Contract Rate. If no timely notice is provided by the Borrower, the Agent will promptly notify each Bank of any automatic conversion to the Reference-based Rate. All rate elections and conversions with respect to Committed Loans shall be made ratably according to the respective outstanding principal amounts of the Committed Loan held by each Bank with respect to which the notice was given.

     9.   Fees.
          ----

          (a) Agency Fee.  The Borrower shall pay an agency fee to the Agent for
              ----------
the Agent's own account, as set forth in a separate letter understanding between the Agent and the Borrower.

          (b) Auction Fee.  Together with the Borrower's submission of each
              -----------
Competitive Bid Request, the Borrower shall pay to the Agent an auction fee in the amount of $2,500, which fee shall be fully earned and nonrefundable upon the Agent's transmittal of the Competitive Bid Request to the Banks, regardless of whether the request is subsequently cancelled by the Borrower, any Bid Loans are made by any Bank or Designated Bid Lender in response thereto or any Competitive Bids are accepted by the Borrower.

          (c) Other Fees.  The Borrower shall pay to the Agent for the account
              ----------
of each Bank, as provided in separate letter agreements between the Agent and each Bank, the Commitment Fee and the facility fee as set forth in Section 2.1 of the Loan Agreement and any extension fee payable under Section 22 of the Note.

     10.  Payments by the Borrower.
          ------------------------

          (a) All payments to be made by the Borrower shall be made without set-off, recoupment or counterclaim. Except as otherwise provided, all payments by the Borrower shall be made to the Agent for the account of the Banks and the Designated Bid Lenders, as applicable, at the Agent's Payment Office, and shall be made in U.S. dollars and in immediately available funds, in accordance with the Loan Documents. The Agent will promptly distribute to each Bank (including, to the extent applicable, for the account of its Designated Bid Lender, in accordance with Section 16(e)), in like funds as received: (i) its Pro Rata Share (or other applicable share as may be agreed by a Bank) of each payment in respect of the Line of Credit and (ii) its (or, if applicable, its Designated Bid Lender's) pro rata share of each payment in respect of any one or more Bid Loans (based on the proportion of the outstanding principal amount of such Bank's (or Designated Bid Lender's) Bid Loans in respect of which such payment is made to all the outstanding principal amount of all Bid Loans in respect of which such payment is made); provided that if any payment is received or
                             -------- ----
otherwise realized by the Agent at a time when the Availability Period has ended and all outstanding Advances have become, or have been declared, due and payable, then the Agent shall distribute to each Bank (including, to the extent applicable, for the account of its Designated Bid Lender, in accordance with
Section 16(e)) its (or its Designated Bid Lender's) pro rata share thereof, based on the proportion of the aggregate principal amount of such Bank's (or its Designated Bid Lender's) outstanding Advances to the aggregate principal amount of all outstanding Advances. Any payment received by the Agent later than 11:00 a.m. (San Francisco time) shall be deemed to have been received on the following Banking Day and any applicable interest or fee shall continue to accrue.

          (b) To the extent that the Borrower makes a payment to the Agent or the Banks or Designated Bid Lenders, or the Agent or (notwithstanding any provision of the Co-Lender Agreement to the contrary) the Banks exercise the right of set-off, and such payment or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including by any settlement) to be repaid to a trustee, receiver, the Borrower or any other party, in connection with any Insolvency Proceeding or otherwise, then (i) to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred; and (ii) each Bank severally agrees to pay to the Agent upon demand (A) in the case of an amount received in respect of a Bid Loan, its allocable share of any amount so recovered from or repaid by the Agent, and (B) in the case of any other amount received under the Loan Documents, its Pro Rata Share of any amount so recovered from or repaid by the Agent; and (iii) each Designated Bid Lender agrees to pay such Designated Bid Lender's allocable share of any amount so recovered from or repaid by the Agent in respect of any Bid Loan made by such Designated Bid Lender; provided however, that the foregoing clause shall not prohibit any Designating Bank from agreeing with its Designated Bid Lender that, as between such Designating Bank and Designated Bid Lender, such Designating Bank shall pay to the Agent any amount that would otherwise be due to the Agent under this Section 10(b), and such Designated Bid Lender shall not be liable for any payment of any such amount to the extent that its Designating Bank makes such payment.

          (c) Agent shall have the exclusive right to collect on the Loan from the Borrower or any guarantors, third parties, or otherwise including principal, interest, fees or any prepayment premiums, whether such amounts are received directly from the Borrower, any guarantors, or other persons, or are collected by offset by Agent against the money or other property of the Borrower or any guarantors deposited at or held by Agent, or other enforcement of the Loan Documents. No Bank or Designated Bid Lender shall independently initiate any judicial action or equivalent action or other proceeding against the Borrower with respect to the Loan.

     11.  Prepayments.
          -----------

          (a) In the event the Borrower elects to prepay the Committed Loans in whole or in part in accordance with the Loan Documents, the Agent will promptly notify each Bank of such notice and of each Bank's Pro Rata Share of such prepayment.

          (b) Notwithstanding any other provision of this Agreement or of any other Loan Document, the Borrower shall have no right to prepay any Bid Loan prior to the last day of the applicable Bid Loan Rate Period.

          (c) In the event of any prepayment by the Borrower of a Bid Loan prior to the last day of the Bid Loan Rate Period applicable thereto (by reason of acceleration or for any other reason), the Borrower shall pay to each Bank holding an interest therein, or whose Designated Bid Lender holds an interest therein, a prepayment premium equal to the sum of

               (i)  $250; and

             (ii) the sum of such losses and expenses as such Bank or its Designated Bid Lender, as applicable, may incur by reason of such prepayment, including without limitation any losses or expenses incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after such prepayment.

The prepayment premium provided for herein shall be due and payable not later than fifteen (15) days after delivery to the Borrower, by or on behalf of the affected Bank or Designated Bid Lender, of a demand for payment accompanied by a calculation, in reasonable detail, of such losses and expenses, which shall be conclusive in the absence of manifest error.

          (d) Each of the waivers and acknowledgments of the Borrower set forth in Paragraphs 4 and 5 of Exhibit B to the Note shall apply to the Borrower's covenants set forth in this

Section 11 as if set forth herein.

          12.  Usury.  If a court ultimately determines that the Loan (or any
               -----
Advance) violates applicable usury law, then (a) the Borrower shall not be required to pay to or for the account of any Bank or Designated Bid Lender interest on the Loan (or such Advance) at a rate in excess of the maximum rate that may be lawfully charged under applicable law; and (b) in the event that any Bank or Designated Bid Lender shall collect interest or other monies which are deemed to constitute interest which would increase the effective interest rate on the Loan (or any Advance) to a rate in excess of that permitted by applicable law, such excess interest shall, at the option of said Bank or Designated Bid Lender, be returned to the Borrower or credited against the principal balance of the Loan (or such Advance) then outstanding; (c) provided, however, that if a usury law applies to one or more but not all Banks and Designated Bid Lenders, then the Banks and Designated Bid Lenders not affected by the usury law shall be entitled to the full amount of interest from the Borrower under the Loan Documents even though other Banks or Designated Bid Lenders may receive or retain less due to the usury law.

     13.  Increased Costs and Reduction of Return.  If any Bank shall have
          ----------------------------------------
determined that a change in or compliance with any Capital Adequacy Regulation affects the amount of capital required to be maintained by the Bank, or by any Person controlling the Bank, and such Bank determines that the amount of such required capital is increased as a consequence of the Line of Credit or other obligations under the Loan Documents taking into consideration such Bank's or controlling Person's policies with respect to capital adequacy and desired return on capital, then, upon demand of such Bank to the Borrower through the Agent, the Borrower shall pay to the Bank an additional amount sufficient to compensate the Bank for such increase.

     14.  Costs and Expenses.  The Borrower shall:
          ------------------

          (a) pay or reimburse the Agent within five Banking Days after demand for all costs and expenses (including legal fees) incurred by it in connection with the preparation, administration and execution of any Loan Document and any amendment, supplement, waiver or modification and any other documents prepared in connection herewith or therewith, (whether or not the particular Loan, transaction or document is consummated), including reasonable legal fees incurred by BofA (including as Agent) with respect thereto; and

          (b) pay or reimburse the Agent and each Bank within five Banking Days after demand for all costs and expenses (including legal fees) incurred by them in connection with the enforcement or preservation of any rights or remedies under any Loan Document with respect to an Event of Default (including any "workout" or restructuring of the Line of Credit or other obligations under the Loan Documents, and any Insolvency Proceeding, judicial proceeding or arbitration).

     15.  Indemnification by the Borrower.  The Borrower shall indemnify, defend
          -------------------------------
and hold the Agent-Related Persons and each Bank, and each of their respective officers, directors, employees and agents (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, actions, judgments, costs and expenses (including legal fees) which may be incurred by or asserted against any such Person arising out of or relating to the Line of Credit, the Bid Loan Facility, Advances under the Loan Documents or the Loan Documents or any document or transaction or action taken or not by any such Person in connection with any of the foregoing, including any investigation, arbitration, litigation, Insolvency Proceeding or other proceeding whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified

Liabilities resulting solely from the gross negligence or willful misconduct of such Indemnified Person; nor shall the Borrower have any obligation to indemnify any Designating Bank in respect of any matter with respect to which the Borrower is entitled to be indemnified pursuant to Section 16(e) or in respect of any act or omission by such Designating Bank or its Designated Bid Lender under their Designation Agreement or any other agreement entered into between them in connection therewith. The agreements in this Section 15 shall survive payment of all other Obligations.

     16.  Assignments, Participations, etc.
          ---------------------------------

          (a) A Bank may at any time assign to one or more Eligible Assignees (each an "Assignee") with the written consent of the Borrower (other than during the existence of an Event of Default) and of the Agent (at all times), which consent shall not be unreasonably withheld (provided that no written consent shall be required for an Eligible Assignee that is an Affiliate of such assignor
Bank) all or part of its Pro Rata Share of the Line of Credit and the other rights and obligations of such assignor Bank hereunder with respect to the Committed Loans and the Line of Credit (excluding, however, its interest in any outstanding Bid Loans), in a minimum amount (with respect to such Bank's Commitment) of $5,000,000; provided, however, that no such assignment shall be permitted if the effect thereof is to cause the remaining Commitment of the assignor Bank to be less than $15,000,000, and no assignment may be made of any outstanding Committed Loan except in connection with an assignment of a corresponding proportional share of the assignor Bank's Commitment. However, such assignment shall be conditioned on, and the Borrower and the Agent may continue to deal solely and directly with such assignor Bank until, (i) written notice of such assignment, substantially in the form of the attached Exhibit A shall have been given to the Borrower and the Agent by such Bank and the Assignee; (ii) such Bank and its Assignee shall have delivered to the Agent and the Borrower an Assignment and Assumption Agreement substantially in the form of the attached Exhibit B ("Assignment and Assumption Agreement") (together with any Note(s) subject to such assignment); and (iii) the Assignor has paid (or caused to be paid) to the Agent a processing fee in the amount of $5,000.

          (b) From the date that the Agent notifies the assignor Bank that all conditions and requirements of the assignment have been met, then to the extent that rights and obligations hereunder have been assigned (i) the Assignee thereunder shall be a party hereto and shall have the rights and obligations of a Bank under the Loan Documents and the Co-Lender Agreement, (ii) the assignor Bank shall relinquish such assigned rights and be released from such assigned obligations under the Loan Documents, (iii) this Agreement shall be deemed to be amended to the extent necessary to reflect the addition of the Assignee and the resulting adjustment of the Pro Rata Shares of the Loan arising therefrom, and
(iv) the Pro Rata Share allocated to an Assignee shall reduce the Pro Rata Share of the assigning Bank.

          (c) A Bank or Designated Bid Lender (the "originating Lender") may sell to one or more Persons not Affiliates of the Borrower (a "Participant") participating interests in the Line of Credit or in any Bid Loans made by the originating Lender; provided that (i) the originating Lender's obligations under the Loan Documents and the Co-Lender Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Borrower and the Agent shall continue to deal solely and directly with the originating Lender (or, in the case of a Designated Bid Lender, its Designating Bank) in connection with the Advances and Loan Documents, (iv) (A) no Bank shall transfer or grant any participating interest under which the Participant has rights to approve any amendment, consent or waiver with respect to any Loan Document, except (1) in the case of a participation that includes an interest in the originating Lender's Commitment, to the extent such amendment, consent or waiver would require unanimous consent of the Banks under Section 7(a) of the

Co-Lender Agreement, or (2) in the case of a participation that is limited to an interest in one or more Bid Loans, to the extent such amendment, consent or waiver would take effect while such Bid Loan(s) remained outstanding and would require the unanimous consent of the Banks under any of the following clauses of
Section 7(a) of the Co-Lender Agreement: clause (ii), to the extent that the proposed action would affect Bid Loans or any amount payable with respect to Bid Loans; clause (iii), to the extent that the proposed action would affect any amount payable in connection with Bid Loans; clause (iv); clause (v); and clause
(vi); and (B) no Designated Bid Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment, consent or waiver with respect to any Loan Document greater that the lesser of
(1) such rights of approval as may have been granted to such Designated Bid Lender in connection with its entry into the relevant Designation Agreement, or
(2) as described in Section 7(e)(i) as being permitted to Designated Bid Lenders, (v) with respect to the sale of participating interests in the Line of Credit (it being understood that the limitations of this clause (v) shall not apply with respect to the sale of a participating interest in all or any portion of a Bid Loan), each participating interest in a Bank's Commitment shall be in a minimum amount of $5,000,000, and no such participation shall be permitted if the non-participated interest of the originating Lender in its Commitment would thereafter be less than $15,000,000. A Participant shall not have any rights under the Loan Documents or the Co-Lender Agreement, and all amounts payable by the Borrower hereunder shall be determined as if the originating Lender had not sold such participation.

          (d) Notwithstanding any other provision of this Agreement, any other Loan Document or the Co-Lender Agreement: (i) a Bank or Designated Bid Lender may pledge its interest in the Borrower's obligations under the Loan Documents in favor of any Federal Reserve Bank in accordance with Federal law; and (ii) a Designated Bid Lender may pledge its interest in the Borrower's obligations under the Loan Documents in respect of any Bid Loan in favor of any Liquidity Provider qualifying as such with respect to the Bid Loan so pledged.

          (e) (i) Any Bank may at any time, with the prior written consent of the Borrower and the Agent, which consent shall not be unreasonably withheld, designate one Designated Bid Lender to fund Bid Loans on behalf of such Designating Bank subject to the terms of this Section 16(e), and the provisions of Sections 16(a), (b) and (c) shall not apply to such designation, except that no Designating Bank shall enter into any agreement
                  ------ ----
     under which its Designated Bid Lender has rights to approve any amendment, consent or waiver with respect to any Loan Document, except to the extent such amendment, consent or waiver would amend any right of Designated Bid Lenders or would require the unanimous consent of the Banks under any of the following clauses of Section 7(a) of the Co-Lender Agreement: clause
     (ii), to the extent that the proposed action would affect Bid Loans or any amount payable with respect to Bid Loans; clause (iii), to the extent that the proposed action would affect any amount payable in connection with Bid Loans; clause (iv); clause (v), if the proposed action would take effect while any Bid Loans made by such Designated Bid Lender were outstanding; and clause (vi). No Bank may designate more than one Designated Bid Lender at any one time, and, following the termination of a designation with respect to one Designated Bid Lender, no new Designated Bid Lender may be designated until all outstanding Bid Loans made by the prior Designated Bid Lender have been paid in full. The parties to each such designation shall execute and deliver to the Borrower and the Agent for their acceptance a Designation Agreement, and, upon the Agent's receipt of (A) an appropriately completed Designation Agreement (1) executed by a Designating Bank and a designee representing that it is a Designated Bid Lender and (2) accepted by the Borrower, and (B) a processing fee in the amount of $2,500, the Agent shall accept such Designation Agreement and register such Designated Bid Lender as a Designated Bid Lender, and give prompt notice thereof to the Borrower, whereupon: from and after the effective date specified in the Designation Agreement, the Designated Bid Lender shall become a party to this Agreement and to the Co-Lender Agreement, as a Designated Bid Lender, with (X) a right to make Bid Loans on behalf of its Designating Bank pursuant to Section 7(b)(ix) with respect to any Competitive Bid of such Designating Bank that is accepted in whole or in part by the Borrower, and (Y) the other rights, and the obligations, provided herein and therein, subject to the limitation, however, that,
                                  ------- -- --- ----------
     notwithstanding the assumption by a Designated Bid Lender of certain of the obligations of its Designating Bank (but without limiting the Designating Bank's obligations under the following paragraph (ii)), no Designated Bid Lender shall be required to make payments with respect to any of its obligations under this Agreement or any other Loan Document, or under the Co-Lender Agreement, except to the extent of excess cash flow of such Designated Bid Lender (i.e., cash that is not otherwise required to repay
                            ----
     obligations of such Designated Bid Lender that are then due and payable).

            (ii) Notwithstanding any other provision of this Agreement, any other Loan Document or the Co-Lender Agreement: regardless of any designation of a Designated Bid Lender hereunder, the Designating Bank making such designation (A) shall be and remain obligated to the Borrower, the Agent and each of the other Banks and other Designated Bid Lenders for each and every one of the obligations of the Designating Bank and its Designated Bid Lender with respect to this Agreement, any other Loan Document or the Co-Lender Agreement (including, without limitation, any indemnification obligations under the Co-Lender Agreement and other obligation to pay any amount otherwise payable to the Borrower by the Designated Bid Lender); and (B) shall indemnify, defend and hold the Agent, the Borrower, each Bank and each Designated Bid Lender harmless from and against any and all losses, costs, expenses (including reasonable attorneys' fees and the cost of any services of in-house counsel) and liabilities incurred by any such Person in connection with or arising from
     (1) (a) the non-performance by such Designating Bank's Designated Bid Lender of any obligation assumed by the Designated Bid Lender under its Designation Agreement, (b) any other act or omission of the Designated Bid Lender committed in violation of the provisions of any Loan Document or the Co-Lender Agreement, or (c) the failure of any representation or warranty made by such Designating Bank's Designated Bid Lender for the benefit of the Agent, the Borrower, any other Bank or any other Designated Bid Lender to be true and correct in all material respects, or (2) such Designating Bank's nonperformance of any obligation owed to its Designated Bid Lender under the Designation Agreement or any other agreement between such Designating Bank and its Designated Bid Lender with respect to the transactions contemplated hereby.

           (iii) Notwithstanding any designation hereunder, the Borrower and the Agent shall continue to deal solely and directly with the Designating Bank in connection with the Advances (including any Bid Loans made by such Designating Bank's Designated Bid Lender), the Loan Documents and the Co-Lender Agreement. Each Designating Bank shall serve as the administrative agent of its Designated Bid Lender and shall on behalf of the Designated Bid Lender: (A) receive any and all payments made for the benefit of the Designated Bid Lender (and Borrower's and Agent's obligation to make any payment to the Designated Bid Lender shall be satisfied upon payment of such amount to its Designating Bank for the benefit of such Designated Bid Lender, without any duty to see to the application thereof by such Designating Bank), and (B) give and receive all communications and notices and take all actions under any Loan Document or the Co-Lender Agreement, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement, the other Loan Documents and the Co-Lender Agreement; and any notice or other communication so delivered to a Designating Bank shall be deemed validly delivered to its Designated Bid Lender, without any duty on the part of the Borrower or the Agent to verify whether such notice or other communication is actually delivered by such Designating Bank to its Designated Bid Lender. The Agent shall have no responsibility for, and shall not incur liability to any Designated Bid Lender arising out of, the disposition by such Designated Bid Lender's Designating Bank of any funds or notice or other communication delivered to such Designating Bank for the account of such Designated Bid Lender in accordance herewith. Any notice, communication, vote, approval, waiver, consent or amendment of or with respect to any Loan Document or the Co-Lender Agreement that is delivered or executed on behalf of any Designated Bid Lender shall be signed by its Designating Bank as administrative agent for the Designated Bid Lender (whether or not noted as such thereon), and shall not be signed by the Designated Bid Lender on its own behalf. The Borrower, the Agent, the Banks and the other Designated Bid Lenders may rely thereon without any requirement that the Designated Bid Lender sign or acknowledge the same. No Designated Bid Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Documents, other than (X) an assignment to the Designating Bank which originally designated such Designated Bid Lender, or (Y) in accordance with the provisions of Section 16(c) or (d).

            (iv) A Designated Bid Lender shall not have any right to the payment of any amount under the Loan Documents or the Co-Lender Agreement other
                                                                       -----
     than with respect to (i) principal of and interest (including, to the
     ----
     extent, interest at the Default Rate) on Bid Loans made by such Designated Bid Lender, (ii) late charges with respect to Bid Loans made by such Designated Bid Lender that are not paid when due, and (iii) compensatory amounts payable by the Borrower in respect of Bid Loans made by such Designated Bid Lender that are paid prior to the last day of the Bid Rate Interest Period applicable thereto; and all other amounts payable by the Borrower hereunder, under any other Loan Document or under the Co-Lender Agreement shall be determined as if such Designated Bid Lender's Designating Bank had not made such designation.

          17.  Publicity.  Each Bank and Designated Bid Lender may refer to the
               ---------
credit facilities provided pursuant to the Loan Documents in its own promotional and advertising materials. The Borrower shall not identify a Bank or Designated Bid Lender as a lender, except with such Bank's or Designated Bid Lender's prior written consent, provided through the Agent in each instance.

     18.  Conditions Precedent.  The obligation of each Bank and Designated Bid
          --------------------
Lender under the Loan Documents to make any Advances on or after the Effective Date is subject to the further conditions that Agent has received all of the following in form and substance satisfactory to Agent:

          (a) Fully executed originals of this Agreement (including the Reconfirmation of Guaranty attached hereto, executed on behalf of each Guarantor) and the Co-Lender Agreement and any other documents any Bank may reasonably require or request in accordance with the Loan Documents.

          (b) Reimbursement of all costs and expenses incurred by the Agent in connection with this Agreement, including legal fees and expenses of the Agent's counsel, and the costs for services of the Agent's in-house staff, such as legal services.

     19.  Conditions to All Borrowings.  The obligation of each Bank and
          ----------------------------
Designated Bid Lender to make any Advance (including its initial disbursement on or after the Effective Date) under the Loan Documents is subject to the satisfaction on the date of the relevant Borrowing of the conditions set forth in the Loan Documents, and, in the case of a Bid Loan, shall be subject to the further condition that each of the statements made in the applicable Competitive Bid Request shall be true and accurate in all material respects as if made on and as of the date of such Bid Loan.

     20.  Authorization and Enforceability Representations.  Each Bank, each
          ------------------------------------------------
Designated Bid Lender, the Agent and the Borrower hereby represents to the other parties hereto that all necessary action has been taken to authorize it to execute and to perform its obligations under the Loan Documents, and that the Loan Documents are binding and enforceable against it.

     21.  CONSENT TO JURISDICTION.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT
          -----------------------
TO ANY LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF CALIFORNIA, OR OF THE UNITED STATES FOR THE NORTHERN OR CENTRAL DISTRICTS OF CALIFORNIA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT (OR ASSIGNMENT AND ASSUMPTION OR DESIGNATION AGREEMENT, AS THE CASE MAY BE), THE BORROWER, THE AGENT, EACH BANK AND EACH DESIGNATED BID LENDER CONSENTS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. THE BORROWER, THE AGENT, EACH BANK AND EACH DESIGNATED BID LENDER IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING BASED ON VENUE OR FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
            --------------------
BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN CONNECTION WITH THE LOAN OR OTHER ADVANCES MADE UNDER THE LOAN DOCUMENTS. THE BORROWER, THE AGENT, EACH BANK AND EACH DESIGNATED BID LENDER WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS WHICH MAY BE MADE BY OTHER MEANS UNDER APPLICABLE LAW.

     22.  Incorporation.  This Agreement shall form a part of each Loan
          -------------
Document, and all references to a given Loan Document shall mean that document as hereby modified.

     23.  No Impairment.  As specifically hereby amended, the Loan Documents
          -------------
shall remain in full force and effect. This Agreement shall not prejudice any rights or remedies of Banks under the Loan Documents. Banks and Designated Bid Lenders reserve, without limitation, all rights which they have against any guarantor or indemnitor.

     24.  Integration.  The Loan Documents, including this Agreement:  (a)
          -----------
integrate all the terms and conditions incidental to the Loan Documents; (b) supersede all oral negotiations and prior and other writings with respect to their subject matter; and (c) are intended by the parties as the final expression of their agreement with respect to the terms and conditions set forth in those documents and as the complete and exclusive statement of the terms agreed to by the parties. If there is any conflict between the terms, conditions and provisions of this Agreement and those of any other agreement or instrument, including any of the other Loan Documents, the terms, conditions and provisions of this Agreement shall prevail. The Co-Lender Agreement addresses matters among the Banks, the Designated Bid Lenders and the Agent and is intended by the Banks, the Designated Bid Lenders and the Agent to supplement and be compatible with and not abrogate the Loan Documents, and the Borrower's rights, obligations and liabilities shall not be diminished or increased by the Co-Lender Agreement.

     25.  Electronic Notices.  Any agreement of the Agent to receive certain
          ------------------
notices from the Borrower or the Banks (in their own capacities or in their capacities as administrative agent for any Designated Bid Lender) by telephone or facsimile is solely for their convenience and at their request. The Agent shall be entitled to rely on the authority of any Person giving such notice and the Agent shall not have any liability to the Borrower, any Bank, any Designated Bid Lender or other Persons on account of any action taken or not taken by the Agent in reliance upon such telephonic or facsimile notice.

     26.  Notices.
          -------

          Notices and other communications that the Borrower, the Agent or any Lender is required to deliver under any Loan Document, or that any such Person desires to deliver to any other party to a Loan Document, shall be sent to the following addresses:



          To the Borrower:

          BRE Properties, Inc.
          One Montgomery Street
          Telesis Tower, Suite 2500
          San Francisco, CA 94104
          Attn:  LeRoy E. Carlson
          Phone: (415) 445-6561
          Fax:   (415) 445-6505

          To BofA as Bank:

          Bank of America National Trust
          and Savings Association
          Commercial Real Estate Services/
          National Accounts 9105
          50 California Street,
          11th Floor
          San Francisco, CA  94111
          Attention:  Janice Sears
          Phone:  (415) 445-4448
          Fax:    (415) 445-4154

          To BofA as Agent:

          Bank of America National Trust
           and Savings Association
          Commercial Real Estate Services/
           National Accounts 9105
          50 California Street
          11th Floor
          San Francisco, CA  94111
          Attention:  Janice Sears
          Phone:  (415) 445-4448
          Fax:    (415) 445-4154

          To Commerzbank:

          Commerzbank AG, New York Branch
          2 World Financial Center
          New York, NY 10281-1050
          Attention:  David Schwarz/Christine Finkel
          Phone:  (212) 266-7632/(212) 266-7375
          Fax:    (212) 266-7530

          with a copy to:

          Commerzbank AG, Los Angeles Branch
          633 West Fifth Street, Suite 6600
          Los Angeles, CA  90071
          Attention:  Steven F. Larsen
          Phone:  (213) 623-8223
          Fax:    (213) 623-0039

          To IBJ:

          The Industrial Bank of Japan, Limited
          350 South Grand Ave., Suite 1500
          Los Angeles, CA  90071

          Attention:  Mr. Takeshi Kubo
          Phone:  (213) 893-6447
          Fax:    (213) 488-9840


          To NationsBank:

          NationsBank of Texas, N.A.
          901 Main St., 51st Floor
          Dallas, TX  75202
          Attention:  David Howard
          Phone:  (214) 508-2089
          Fax:    (214) 508-0085


          To Keybank:

          Keybank National Association
          127 Public Square
          Cleveland, OH  44114
          Attention:  Laird A. Fairchild
          Phone:  (216) 689-4998
          Fax:    (216) 689-3566


          To Dresdner:

          Dresdner Bank AG
          333 South Grand Ave., Suite 1700
          Los Angeles, CA  90071
          Attention:  Vitol Wiacek
          Phone:  (213) 473-5422
          Fax:    (213) 473-5450


          To Manufacturers:

          Manufacturers Bank
          16255 Ventura Blvd.
          Encino, CA  91436
          Attention:  Cheryl Paller
          Phone:  (818) 380-0909
          Fax:    (818) 380-0906

          To Sumitomo:

          The Sumitomo Bank of California
          320 California Street, Suite 600
          San Francisco, CA  94104
          Attention:  Tom Paton
          Phone:  (415) 445-8750
          Fax:    (415) 296-9617

As provided in Section 16(e), any notice or other communication to a Designated Bid Lender shall be sent to its Designating Bank. Except as otherwise specified:
(x) all notices or other communications sent by mail, if duly given, shall be effective three (3) Business Days after deposit into the mails, postage prepaid,
(y) all notices or other communications sent by a nationally recognized overnight courier service, if duly given, shall be effective one (1) Business Day after delivery to such courier service (with the relevant fees paid or duly provided for), and (z) all other notices or other communications, if duly given or made, shall be effective upon receipt.

     27.  No Bankruptcy Proceedings Against Designated Bid Lenders.  Each of the
          --------------------------------------------------------
Borrower, the Banks, and the Agent hereby agrees that it will not institute against any Designated Bid Lender, or join with any other Person in instituting against any Designated Bid Lender, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, at any time prior to the date that is one year and one day after payment in full of the latest maturing commercial paper note issued by such Designated Bid Lender.

     28.  Certain Acknowledgments by Borrower. The Borrower acknowledges that
          -----------------------------------
(i) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; and (ii) the relationship between the Borrower, on the one hand, and the Agent and the Banks and Designated Bid Lenders, on the other hand, in connection with the Loan Documents and the transactions contemplated thereby is solely that of debtor and creditor; no joint venture is created hereby or by the other Loan Documents or otherwise exists (among the Borrower, the Banks and the Designated Bid Lenders or between the Borrower and the Agent) by virtue of the transactions contemplated hereby.

     29.  Miscellaneous.  This Agreement shall be governed by the laws of the
          -------------
State of California, without regard to the choice of law rules of that State. This Agreement and any attached consents or exhibits requiring signatures may be executed in counterparts, and all counterparts shall constitute but one and the same document. If any court of competent jurisdiction determines any provision of this Agreement or any of the other Loan Documents to be illegal or unenforceable, that portion shall be deemed severed from the rest which shall remain in full force and effect. As used herein, the word "include(s)" means "includes(s), without limitation," and the word "including" means "including, but not limited to." Schedule I and Exhibits A (form of Notice of Assignment), B (form of Assignment and Assumption Agreement), C (form of Competitive Bid Request), D (form of Competitive Bid) and E (form of Designation Agreement) are attached to this Agreement and are incorporated in this Agreement by this reference.

     IN WITNESS WHEREOF, THE PARTIES HAVE EXECUTED THIS AGREEMENT.


                              BRE PROPERTIES, INC., A MARYLAND CORPORATION



                              By:  /s/  LeRoy E. Carlson
                                   --------------------------------
                              Title:   Executive Vice President &
                                       Chief Financial Officer



                              By:  /s/  Frank C. McDowell
                                  ----------------------------------
                              Title:  President & Chief Executive Officer
                                    -------------------------------------

                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as a Bank


                              By:  /s/  Janice Sears
                                   -----------------
                              Title:  Vice President
                                    ----------------


                              COMMERZBANK AKTIENGESELLSCHAFT, LOS ANGELES
                              BRANCH, as a Bank and as Co-Documentation Agent


                              By: /s/  David Schwartz
                                  -------------------
                              Title:  Vice President
                                    ----------------


                              By: /s/ Christine H. Finkel
                                  ----------------------------
                              Title:  Assistant Vice President
                                    --------------------------


                              THE INDUSTRIAL BANK OF JAPAN,
                              LIMITED, as a Bank and as Co-Documentation Agent


                              By:  /s/  Shuji Ueno
                                  ----------------------------
                              Title:  Senior vice President
                                    --------------------------


                              NATIONSBANK OF TEXAS, N.A., as a Bank and as Co-Agent


                              By:  /s/  Laurence C. Hughes
                                  ----------------------------
                              Title: Vice President
                                     -------------------------


                              KEYBANK NATIONAL ASSOCIATION, as a Bank and as Co-Agent


                              By:  /s/  Laird A. Fairchild
                                  ----------------------------
                              Title:  Assistant Vice-President
                                      ------------------------


                              DRESDNER BANK AG, New York Branch and Grand Cayman Branch, as a Bank and as Co-Agent

                              By:  /s/ Christopher E. Sarisky
                                  ----------------------------
                              Title: Assistant Treasurer
                                    --------------------------


                              By:  /s/  John W. Sweeney
                                  ----------------------------
                                  ---------------------    -
                              Title:  Assistant Vice President
                                    --------------------------


                              MANUFACTURERS BANK


                              By:  /s/ Cheryl Paller
                                  ----------------------------
                              Title:  Senior Vice
                                     President/Regional
                                     Manager


                              THE SUMITOMO BANK OF CALIFORNIA


                              By: /s/  Thomas C. Paton, Jr.
                                  ----------------------------
                              Title: Vice President
                                     -------------------------


                              By:  /s/  Frank Aiello
                                  ----------------------------
                              Title:  Assistant Vice President
                                      ------------------------


                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION, as Agent


                              By:  /s/ Janice Sears
                                  ----------------------------
                              Title:  Vice President
                                      ------------------------

                           RECONFIRMATION OF GUARANTY


          The undersigned hereby (i) acknowledges and approves the foregoing Modification Agreement to Syndicate Loan ("Modification Agreement") and the other Loan Documents referred to therein; (ii) agrees to the modifications to the undersigned's Guaranty set forth in the Modification Agreement; and (iii) restates and reconfirms each and every representation, warranty and covenant as set forth in its Guaranty, dated as of November 17, 1997, executed in favor of BofA, and acknowledges and agrees that each such representation, warrranty and covenant shall inure to the benefit of each of Agent, Banks and Designated Bid Lenders.

GUARANTOR:                    BRE PROPERTY INVESTORS, LLC, a Delaware limited
                              liability company,


                              By:   BRE PROPERTIES, INC., a
                                    Maryland corporation
                              Its:  Managing Member


                                    By:  /s/ LeRoy E. Carlson
                                         --------------------
                                    Its:  Executive Vice President &
                                         Chief Financial Officer

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